UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 18, 2024

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value, $.001 Per Share	PESI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On July 18, 2024, Perma-Fix Environmental Services, Inc. (“the Company”) held its 2024 annual meeting of stockholders (the “2024 Annual Meeting”).

As of the record date for the 2024 Annual Meeting, 15,788,386 shares of the Company’s common stock, par value $.001 per share (“Common Stock”), were outstanding, each entitled to one vote per share. Of such outstanding shares of Common Stock, 11,895,952 shares were present at the meeting in person or by proxy, representing approximately 75.35% of the Company’s securities entitled to vote.

At the 2024 Annual Meeting, stockholders (1) reelected the Company’s nine directors; (2) ratified the appointment of Grant Thornton, LLP, as the Company’s independent registered public accounting firm for the 2024 fiscal year; and (3) approved, by non-binding advisory vote, the 2023 compensation of the Company’s named executive officers.

The final results of each of the proposals voted on by the Company’s stockholders are described below:

Proposal No. 1—Election of Directors:

		Votes
Proposal	Votes For	Withhold
Election of Eight (9) Directors:
Thomas P. Bostick	6,464,871	533,015
Dr. Louis F. Centofanti	6,649,232	348,654
Mark J. Duff	6,712,785	285,101
Kerry C. Duggan	6,472,038	525,848
Joseph T. Grumski	6,640,422	357,464
Joe R. Reeder	6,097,452	900,434
Larry M. Shelton	6,595,490	402,396
Zach P. Wamp	6,463,558	534,328
Mark A. Zwecker	6,311,331	686,555

There were 4,898,066 broker non-votes for each nominee. The election of directors was determined by a plurality of the votes cast at the meeting. Accordingly, withheld votes and broker non-votes were not treated as votes cast, and therefore had no effect on the proposal to elect directors. Each nominee was reelected as a director of the Company, to serve until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified.

Proposal No. 2—Ratification of the Appointment of Grant Thornton, LLP as the Independent Registered Public Accounting Firm of the Company for the 2024 Fiscal Year:

Votes For	Votes Against	Votes Abstention
11,877,887	6,874	11,191

There were no broker non-votes on this matter. The affirmative vote of the holders of a majority of the votes cast at the meeting was necessary to ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm. Withheld votes and broker non-votes were not treated as votes cast, and therefore had no effect on this proposal.

Proposal No. 3—Approval, by an Advisory (Non-Binding) Vote, of the 2023 Compensation of the Company’s Named Executive Officers:

Votes For	Votes Against	Votes Abstention
5,765,235	633,690	598,961

There were 4,898,066 broker non-votes on this matter. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this matter was necessary to approve the advisory vote on executive compensation. Broker non-votes were not treated as entitled to vote on this matter, and therefore had no effect on this proposal.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

		By:	/s/ Ben Naccarato
Ben Naccarato
Dated:	July 19, 2024		Executive Vice President and Chief Financial Officer